Exhibit 10.9
                                  ------------
                       LOAN AND COLLATERAL SCHEDULE NO.002
                       -----------------------------------
                              Reference No. 0001786

         THIS LOAN AND COLLATERAL SCHEDULE ("Schedule") is executed pursuant to that certain Loan and Security Agreement (the "Agreement") dated as of March 17, 1998, between DVI Financial Services Inc. ("Secured Party") and Howard Silverman, as assignee of True Vision Laser Center of Albuquerque, Inc. ("Debtor").

1.       Incorporation by Reference.
         ---------------------------
         The Agreement is fully incorporated herein by reference. All capitalized terms not otherwise defined herein shall have the meanings set forth therefore in Agreement.

2.       Description of Collateral.
         --------------------------
         In consideration of the terms and conditions of the Agreement, and of this Schedule, Secured Party has concurrently herewith made a cash Advance to Debtor on the security of the Collateral described on Exhibit "A" attached hereto and made a part hereof, together with all parts, accessories, attachments, accessions, additions, replacements, and substitutions thereto and therefore.

3.       Amount of Advance.
         ------------------
         The total amount of the Advance pursuant to this Schedule is $163,616.00.

4.        Term.
         ------
         The Term for the Monthly Loan Repayments of the advance made pursuant to this Schedule shall commence on the date set forth below in Section 5, and unless earlier terminated as provided for in the Agreement shall continue for a period of 30 months.

5.       Monthly Loan Repayments.
         -----------------------
         As Monthly Loan Repayments of the Advance made under this Schedule, Debtor agrees to pay Secured Party the sum of $185,596.00, payable, in successive monthly installments of: 30 payments of $6,186.55 beginning on June ____,2001 And continuing on the same day of each month thereafter until paid in full. In the event there is an increase in the thirty-one (31) month Treasury Note rate from the rate quoted in the proposal/commitment letter to the rate in effect on the date this Schedule funds, then Secured Party reserves the right to increase the Monthly Loan Repayment amount by the same rate of increase. Monthly Loan Repayments will be made to Secured Party as follows:

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
         DVI Financial Services Inc.
         2500 York Road
         Jamison, PA 18929

S:\SHARED\DOCUMENT\DS NAVARRO\Dr. Howard Silverman\Loan & Collateral
Schedule.dot

         251-488-5000
         251-488-5408 (fax)

6.       Duty To Pay Absolute
         --------------------
         Until the Debtors obligation to make Monthly Loan Repayments has been terminated as provided for herein, it shall be absolute, unconditional, and without deduction, offset, or abatement for any reason ,and shall continue in full force and effect regardless of Debtor's ability to use any item of Collateral for any reason.

7.       Collateral Location,
         -------------------

         The Collateral shall be located at   6646 Indian School Road
                                              -----------------------
                                                         (Street)
  Albuquerque                Bernalillo                  NM             87110
 -------------------------------------------------------------------------------
     (City)                  (County)                   (State)         (Zip)

8.       No Novation.
         -----------
         This Schedule is given in replacement for but not in replacement of the Certain Loan and Collateral Schedule No. 001 dated March 17, 1998 (the "Prior Schedule"). Nothing contained herein shall be deemed to constitute a novation, satisfaction, termination or release of Debtor'

DATED: May______, 2001
DEBTOR:                                 SECURED PARTY:
                                        DVI FINANCIAL SERVICES INC.

__________________________              By:_________________________________

HOWARD SILVERMAN                        ___________________________________
                                                (Print Name)
                                        Its:_________________________________
                                                (Title)

Address:                                         Address:
2618 South Beverly Drive                         2500 York Road
Los Angeles, CA  90034                           Jamison, PA 18929
                                                 215-488-5000
                                                 215-488-5408 (fax)
                                                                   Revised 11/99
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Schedule.dot
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